Filed pursuant to Rule 497(a)

File No. 333-180321

Rule 482ad

Full Circle Capital Corporation Prices Public Offering of Common Stock

RYE BROOK, NY -- 11/27/2012 – Full Circle Capital Corporation (NASDAQ: FULL) ("Full Circle") today announced that it priced a public offering of 1,350,000 shares of its common stock at a public offering price of $7.90 per share for total gross proceeds of $10,665,000. Full Circle has also granted the underwriters a 30-day option to purchase up to 202,500 additional shares of common stock on the same terms and conditions to cover over-allotments, if any.

Ladenburg Thalmann & Co. Inc., a subsidiary of Ladenburg Thalmann Financial Services Inc. (NYSE MKT: LTS), is acting as the lead bookrunning manager and representative of the several underwriters for the offering. Maxim Group LLC and National Securities Corporation, a wholly owned subsidiary of National Holdings, Inc. (OTCBB:NHLD), are acting as joint bookrunning managers for the offering.

The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on or about November 30, 2012.

Full Circle intends to use the net proceeds from this offering to repay debt outstanding under its credit facility. However, subsequent to such repayment, it intends to borrow additional amounts under its credit facility to make investments in new portfolio companies in accordance with its investment objective and strategies described in the prospectus supplement and accompanying prospectus and for general corporate purposes.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities in this offering or any other securities nor will there be any sale of these securities or any other securities referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

This offering is being made pursuant to Full Circle’s shelf registration statement relating to such securities on file with and declared effective by the Securities and Exchange Commission. This offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained, when available, from Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 58 South Service Road, Suite 160, Melville, NY 11747, (telephone number 631-270-1600). Investors are advised to carefully consider the investment objectives, risks and charges and expenses of Full Circle before investing. The prospectus supplement and accompanying prospectus contain a description of these matters and other important information about Full Circle and should be read carefully before investing.

About Full Circle Capital

Full Circle Capital Corporation (Nasdaq: FULL) is a Rye Brook, New York based closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Full Circle lends to and invests in senior secured loans and, to a lesser extent, mezzanine loans and equity securities issued by smaller and lower middle-market companies that operate in a diverse range of industries. Full Circle’s investment objective is to generate both current income and capital appreciation through debt and equity investments.

Forward-Looking Statements

This press release contains forward-looking statements which relate to future events or Full Circle Capital's future performance or financial condition, including statements with regard to the anticipated use of the net proceeds of this offering. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in Full Circle’s filings with the Securities and Exchange Commission. Full Circle undertakes no obligation to update such statements to reflect subsequent events.

Company Contact:	Investor Relations Contacts:
John E. Stuart, CEO	Stephanie Prince/Jody Burfening
Full Circle Capital Corporation	Lippert/Heilshorn & Associates
914-220-6300	212-838-3777
Jstuart@fccapital.com	sprince@lhai.com